Fortis Advantage Portfolios, Inc.
Fortis Equity Portfolios, Inc.
Fortis Growth Fund, Inc.
October 10, 2000

Supplement to the Fortis Stock Funds Statement of Additional
Information dated January 1, 2000
_________________________________________________________________
_______

The following information replaces all of the information on pages 13 to 15 under the section entitled "Options."

Options

  Generally. To reduce fluctuations in net asset value or to increase current income, each Fund may:

  *    sell (write) covered call and secured put options; and
  *    purchase call and put options

on securities that are traded on United States and foreign securities exchanges and in the over-the-counter markets. The
Funds may write and buy options on the same types of securities that the Funds may purchase directly.

  As a nonfundamental investment policy, each Fund will limit its investments in options so that:

  * the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund will not exceed 5% of the value of the total assets of the Fund; and
  * the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund.

Additional information about options is contained in Appendix A.

  Use of Options. Put and call options may be used for a variety of purposes:

  * To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

  * To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

  * To Produce Gain. Finally, a portfolio manager may write covered call options or secured put options to realize additional gain. If the options expire unexercised, the manager produces a gain by the amount of the price (premium) received for selling the option minus related transaction costs.

  Writing Call Options.   When a Fund sells (writes) a call
option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the
Fund:

  * owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated from assets available for investment) upon conversion or exchange of other securities held in its portfolio; or
  * holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

  Writing Put Options. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

  * segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put; or
  * holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write
"unsecured" put options.

* Buying Call Options. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     * Buying Put Options. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

  Options on stock indices.  Each Fund may:

  * sell (write) covered call options and secured put options on stock indices; and
  *    purchase call and put options on stock indices.

  In contrast to an option on a security, an option on a stock index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

* the difference between the closing price of the index and the exercise price of the option, multiplied by
*    a fixed "index multiplier".

  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in an individual stock.

  Covered Call Options on Market Indices. A call option written on a stock index is "covered" if the Fund:

  * holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or
  * holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

The Funds will not write "uncovered" call options on market indices.

  Secured Put Options on Market Indices.  A Fund may also
"secure" put options on stock indices by:

  * holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment; or
  * segregates cash or other liquid assets in an amount equal to the exercise price of the option from assets available for investment.

The Funds will not write "unsecured" put options on market indices.

The following information replaces all of the information on pages 54 and 55 under the sections entitled "Options on Securities" and "Options on Stock Indexes."

Options on Securities

     An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

Options on Stock Indices

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

                   ASSET ALLOCATION PORTFOLIO
                 CAPITAL APPRECIATION PORTFOLIO
       each a series of FORTIS ADVANTAGE PORTFOLIOS, INC.

                        FORTIS VALUE FUND
                   FORTIS GROWTH & INCOME FUND
                       FORTIS CAPITAL FUND
         each a series of FORTIS EQUITY PORTFOLIOS, INC.

                    FORTIS GROWTH FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                      DATED JANUARY 1, 2000
                As supplemented, October 10, 2000

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to a prospectus for Asset Allocation Portfolio, Capital Appreciation Portfolio, Value Fund, Growth & Income Fund, Capital Fund and Growth Fund (the "Funds") dated January 1, 2000, and should be read in conjunction therewith. The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1999 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors"), P.O. Box 64284, St. Paul, Minnesota 55164.
Telephone: (651) 738-4000. Toll Free: (800) 800-2000.
                        Table of Contents


                                                             Page

Fund History  . . . . . . . . . . . . . . . . . . . . . .       1
Description of the Funds  . . . . . . . . . . . . . . . .       1
Investment Strategies and Risk Considerations . . . . . .       1
Investment Restrictions . . . . . . . . . . . . . . . . .      20
Management of the Funds . . . . . . . . . . . . . . . . .      25
Principal Holders of Securities . . . . . . . . . . . . .      30
Investment Advisory and Other Services  . . . . . . . . .      30
Brokerage Allocation and Other Practices  . . . . . . . .      34
Capital Stock . . . . . . . . . . . . . . . . . . . . . .      38
Pricing of Shares . . . . . . . . . . . . . . . . . . . .      39
Purchase of Shares  . . . . . . . . . . . . . . . . . . .      43
Redemption of Shares  . . . . . . . . . . . . . . . . . .      46
Taxation  . . . . . . . . . . . . . . . . . . . . . . . .      47
Underwriter and Distribution of Shares  . . . . . . . . .      49
Performance Information . . . . . . . . . . . . . . . . .      50
Financial Statements  . . . . . . . . . . . . . . . . . .      54
Other Service Providers . . . . . . . . . . . . . . . . .      54
Limitation of Director Liability  . . . . . . . . . . . .      54
Additional Information  . . . . . . . . . . . . . . . . .      55
Appendix A
     Description of Futures, Options and Forward Contracts    56
Appendix B
     Corporate Bond and Commercial Paper Ratings
60
                          Fund History

     Asset Allocation Portfolio and Capital Appreciation Portfolio are portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") which was incorporated in Minnesota in 1987. Asset Allocation Portfolio and Capital Appreciation Portfolio
commenced operations on January 4, 1988.   Value Fund, Growth &
Income Fund and Capital Fund are the three portfolios of Fortis Equity Portfolios, Inc. ("Fortis
Equity") which was incorporated in Minnesota in 1949. Value Fund and Growth & Income Fund commenced operations on January 2, 1996 and Capital Fund commenced operations on June 8, 1949. Fortis Growth Fund, Inc. ("Fortis Growth") was incorporated in Minnesota in 1958 and its single portfolio commenced operations on March 31, 1963.

                    Description of the Funds

     Fortis Advantage, Fortis Equity and Fortis Growth are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end management investment companies. Fortis Advantage currently has three investment portfolios (only two of which are offered through the prospectus) and Fortis Equity has three investment portfolios; Growth Fund has a single portfolio. As a fundamental policy, each Fund operates as an open-end, diversified investment company as defined under the 1940 Act. Open-end means that it generally must redeem an investor's shares upon request. In order to be diversified, each Fund must meet the following requirements:

     At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     Fortis Advantage, Fortis Equity and Fortis Growth may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

     Fortis Advisers, Inc. (Advisers) acts as each Fund's investment adviser.

          Investment Strategies and Risk Considerations

     This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless, otherwise noted, investment strategies used by the Fund may be changed without the approval of shareholders.

Median Market Capitalization

     As discussed in the prospectus, each Fund, except Asset Allocation Portfolio, intends to maintain its median market capitalization within a certain range or above or below a specified amount. There is no assurance that the Funds' median market capitalizations will always remain within the designated ranges (or above or below the specified amount) in light of constantly fluctuating market conditions and the performance of the stocks held in the Funds' portfolios.

     Market capitalization is a measure of a company's relative size and is calculated by multiplying the number of outstanding shares of a company by the market price of those shares. Half of a portfolio's assets are invested in securities of companies with market capitalizations larger than the median market capitalization of the portfolio, and half are invested in the securities of companies with market capitalizations smaller than the median. For example, in a portfolio of nine securities with market capitalizations of $1 billion, $1.5 billion, $2 billion, $3 billion, $5 billion, $8 billion, $8 billion, $8.75 billion and $9 billion, the median market capitalization of this portfolio would be $5 billion because half of the portfolio securities have market capitalizations that are smaller than the median and half have market capitalizations that are larger than the median. Median market capitalization is used as a measure of the average market capitalization of a portfolio and is sometimes used in the mutual fund industry to categorize a fund as "small cap," "mid cap" or "large cap." The Funds consider small cap portfolios to have median market capitalizations of less than $1 billion, mid cap portfolios to have median market capitalizations of $1 billion to $8 billion and large cap portfolios to have median market capitalizations of more than $8 billion.

Bank Obligations

     The bank obligations in which Asset Allocation Portfolio may invest are: (i) obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, and savings banks, which institutions have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $1 billion; (ii) U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks which meet the asset size referred to in (i) above; and (iii) obligations of the institutions referred to in (i) above which have total assets of less than $1 billion, provided that the amount of the obligations purchased does not exceed $100,000 for any one such institution, and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

Commercial Paper

     Asset Allocation Portfolio may invest without limitation in commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-2 or higher by Moody's or A-2 or higher by S&P, or comparably rated by another nationally recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 20% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

U.S. Government Securities

     Each Fund may invest in U.S. government securities, which include the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. For Asset Allocation Portfolio and Growth & Income Fund, these include government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.
U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be little or no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities.

Mortgage-Related Securities

     Asset Allocation Portfolio and Growth & Income Fund may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

     A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

     (i) GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     (ii) GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

     (iii) Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years.
     Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

     (iv) Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

     (v) FHLMC Securities. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (vi) FNMA Securities. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

     The Funds' investments in pass-through securities may include multi-class pass-through securities, which are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to make scheduled distributions on the multi-class pass-through security.

     Advisers expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with the Funds' investment objectives, policies, and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMOs).

     Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives".

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

     There are many classes of CMOs in which Asset Allocation
Portfolio and Growth & Income Fund may invest.   There are
interest-only classes ("IOs"), which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities, ("Mortgage Assets"). There are also principal-only classes ("POs"), which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

     As to IOs, POs, inverse floaters, and accrual bonds, not more than 7.5% of Asset Allocation Portfolio's or Growth & Income Fund's net assets will be invested in any one of these items at any one time, and no more than 15% of the net assets of either Fund will be invested in all such obligations at any one time.

     Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage Backed Security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

     An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Zero Coupon Obligations

     Asset Allocation Portfolio may invest in zero coupon obligations of the U.S. Government, U.S. Government agencies, and corporate issuers, including rights to "stripped" coupon and principal payments. Certain U.S. Government obligations (principally, Treasury notes and Treasury bonds) and corporate obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. Asset Allocation Portfolio may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in the Fund shall apply to the Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings and percentage limitations).

Municipal Securities

     Asset Allocation Portfolio may invest up to 20% of its total assets in municipal securities such as municipal bonds and other debt obligations. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company that uses or operates the facilities.

HighYield/High Risk Securities

     Asset Allocation Portfolio may invest up to 30% of its total assets in lower rated, high-yielding corporate bonds commonly known as "junk bonds." The Fund may also invest up to 10% of its total assets in corporate bonds that are rated in one of the four highest rating categories (such as BBB or above), and at the same time are rated below such categories by another nationally recognized agency (or in the alternative, any such bonds may be included with those subject to the 30% limitation on lower rated bonds). The Fund may retain a security whose rating has changed if the security otherwise meets the Fund's criteria. The Fund will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating agency. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. For a description of ratings assigned by both Moody's and S&P, see the Appendix.

     Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.

     During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to serve their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by Asset Allocation Portfolio defaulted, the Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's assets. Furthermore, in the case of high-yielding securities structured as zero coupon or debentures the interest on which may be paid in other securities rather than cash ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, Asset Allocation Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Fund's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by Asset Allocation Portfolio may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Certain risks are associated with applying credit ratings as a method of evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by Asset Allocation Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Fund can meet redemption requests. Achieving the Fund's investment objective may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

Repurchase Agreements

     Each Fund may invest in repurchase agreements. A repurchase agreement is a short-term instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods of time.

     In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

Variable Amount Master Demand Notes

     Each Fund may invest in variable amount master demand notes. Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund and a financial institution that has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time.
Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a same day withdrawal option, i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

Illiquid Securities

     Each Fund may invest in illiquid securities, including "restricted" securities. A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Each Fund has a nonfundamental investment restriction that it will invest no more than 15% of the value of its net assets in illiquid securities, as determined
pursuant to applicable Commission rules and interpretations.   In
addition, Growth Fund has a fundamental investment restriction that it will not invest more than 5% of its net assets in each of
i) restricted securities and ii) bonds, debentures or other debt securities which are not publicly distributed.

     The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions.
The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

     The Funds' Boards of Directors have adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security,
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the applicable Fund.

     Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

Foreign Securities

     Each Fund may invest up to 10% of total assets (except that Asset Allocation Portfolio may invest up to 20% of total assets) in securities of foreign governments and companies. No more than 15% of Asset Allocation Portfolio's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. Domestic branches of foreign banks and foreign branches of domestic banks are deemed by Advisers to be domestic, not foreign, companies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to U.S. Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

     Investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

     Foreign securities held by the Funds may not be registered with, nor the issuers thereof subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

     Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

     The Funds will calculate their net asset values to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A portion of a Fund's investment securities may be listed on foreign stock exchanges that may trade on other days (such as a Saturday). As a result, the Fund's net asset values may be affected by trading on days when a shareholder has no access to the Funds.

Delayed Delivery Transactions

     Each Fund, except Growth Fund, may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than 10% of net assets may be invested in such transactions without the intention of actually acquiring securities, i.e., dollar rolls. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or any security that is not considered restricted or illiquid at least equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

     The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. The Funds may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

     The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

Dollar Rolls

     In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund, except Growth Fund, may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.
Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.
Each Fund will hold and maintain in a segregated account until the settlement date cash, government securities or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Advisers ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

Real Estate or Real Estate Investment Trusts

     Each Fund, except Growth Fund, is authorized to invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. The Funds presently intend that any REIT investments will be primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

     The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

Lending of Portfolio Securities

     Consistent with applicable regulatory requirements, each Fund, except Growth Fund, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral securities equal to no less than the market value, determined daily, of the securities loaned. A Fund will receive amounts equal to dividends or interest on the securities loaned. A Fund will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets (including the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

     The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisers to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

Options

  Generally. To reduce fluctuations in net asset value or to increase current income, each Fund may:

  *   sell (write) covered call and secured put options; and
  *   purchase call and put options

on securities that are traded on United States and foreign securities exchanges and in the over-the-counter markets. The
Funds may write and buy options on the same types of securities that the Funds may purchase directly.

  As a nonfundamental investment policy, each Fund will limit its investments in options so that:

  * the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund will not exceed 5% of the value of the total assets of the Fund; and
  * the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund.

Additional information about options is contained in Appendix A.

  Use of Options. Put and call options may be used for a variety of purposes:

  * To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

  * To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

  * To Produce Gain. Finally, a portfolio manager may write covered call options or secured put options to realize additional gain. If the options expire unexercised, the manager produces a gain by the amount of the price (premium) received for selling the option minus related transaction costs.

  Writing Call Options.   When a Fund sells (writes) a call
option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the
Fund:

  * owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated from assets available for investment) upon conversion or exchange of other securities held in its portfolio; or
  * holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

  Writing Put Options. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

  * segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put; or
  * holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write
"unsecured" put options.

     Buying Call Options. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     Buying Put Options. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

  Options on stock indices.  Each Fund may:

  * sell (write) covered call options and secured put options on stock indices; and
  *    purchase call and put options on stock indices.

  In contrast to an option on a security, an option on a stock index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

* the difference between the closing price of the index and the exercise price of the option, multiplied by
*    a fixed "index multiplier".

  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in an individual stock.

  Covered Call Options on Market Indices. A call option written on a stock index is "covered" if the Fund:

  * holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or
  * holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

The Funds will not write "uncovered" call options on market indices.

  Secured Put Options on Market Indices.  A Fund may also
"secure" put options on stock indices by:

  * holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment; or
  * segregates cash or other liquid assets in an amount equal to the exercise price of the option from assets available for investment.

The Funds will not write "unsecured" put options on market indices.


Futures Contracts and Options on Futures Contracts

     Futures contracts. Each Fund, except Growth Fund, may enter into stock index futures contracts for hedging purposes. Each Fund, except Capital Appreciation Portfolio and Growth Fund, may enter into interest rate futures contracts for hedging purposes. Asset Allocation Portfolio, Capital Appreciation Portfolio and Growth & Income Fund may also enter into foreign currency futures contracts. Interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts."

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

     Options on futures contracts. Each Fund, except Capital Appreciation Portfolio and Growth Fund, may purchase and write options on interest rate futures contracts for hedging purposes. Each Fund, except Growth Fund, may purchase and write options on stock index futures contracts and may purchase and write options on foreign currency futures contracts for hedging purposes. Options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts."

     Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Funds than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, a Fund may suffer a loss on the transaction.

Forward Foreign Currency Exchange Contracts

     Each Fund, except Growth Fund, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract") for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

     Options on foreign currencies. Each Fund, except Growth Fund, may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks that may not be present in the case of exchange-traded instruments.

Additional Risks of Options, Futures and Currency Contracts

     Options and futures involve certain risks and transaction costs. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. A Fund also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Other risks include dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts, and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies.

     Transactions in options, futures and currency contracts may be entered into on U. S. exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and futures contracts traded by the Funds may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Regulatory Restrictions

     To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Funds will each maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts.

     To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will enter into futures contracts options thereon only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or
(b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which each Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Certificates of Deposit and Bankers' Acceptances

     Each Fund may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Short-Term Money Market Instruments

     Each Fund may invest funds awaiting investment or held as reserves, or for temporary defensive purposes, in commercial paper, obligations of banks or the U.S. Government and other high quality, short-term debt instruments. Short-term debt instruments in which the Funds may invest include (i) short-term U.S. Government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities,
(ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, U.S. and foreign banks,
(iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

Payment-In-Kind Debentures

     Asset Allocation Portfolio may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock, or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of the investment. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

Portfolio Turnover

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year.

     Each Fund, with the exception of Growth & Income Fund, had portfolio turnover rates in excess of 100% during the fiscal year ended August 31, 1999. Additionally, over the two most recently completed fiscal years, the portfolio turnover rates of Capital Fund and Growth Fund have increased by over 100% and the portfolio turnover rate of Capital Appreciation Portfolio has increased by over 200%. Factors contributing to the increased portfolio turnover rates included general market volatility, repositioning of the Funds' portfolios by new management, attempts to maintain the Funds' market capitalization targets and the need to sell holdings to meet redemption activity in the Funds. While higher turnover rates (100% or more) may result in increased capital gains and transaction costs, the Funds' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured.

                     Investment Restrictions

     Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Asset Allocation Portfolio and Capital Appreciation Portfolio

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither
Fund will:

     (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Funds, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Advantage may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of either Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of a Fund's total assets. No additional investment securities may be purchased by a Fund while outstanding borrowings exceed 5% of the value of such Fund's total assets.
     (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.
     (3) Invest in commodities or commodity contracts, other than for hedging purposes only.
     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.
     (5) Participate on a joint or a joint and several basis in any securities trading account.
     (6) Invest in real estate, except a Fund may invest in securities issued by companies owning real estate or interests therein.
     (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.
     (8) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.
(9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or Advisers or Investors, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.
(10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     The following investment restrictions may be changed without shareholder approval. Neither Fund will:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     (2) Invest in a company for the purposes of exercising control or management.
     (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investment.
     (4) Invest more than 15% of its net assets in illiquid securities.
     (5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

Value Fund and Capital Fund

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither
Fund will:

     (1) Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.
     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
     (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.
     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.
     (5) Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.
     (6) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
     (7) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

     The following investment restrictions may be changed without shareholder approval. Neither Fund will:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.
     (2) Invest in a company for the purposes of exercising control or management.
     (3)  Buy or sell foreign exchange.
     (4) Invest in securities that would expose the Fund to liabilities exceeding the amount invested.
     (5) Invest more than 15% of its net assets in illiquid securities.
     (6)  Make short sales, except for sales "against the box."
     (7) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings.
     (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.
     (9) Invest more than 10% of its total assets in real estate investment trusts or invest in real estate investment trusts that are not publicly distributed.
     (10) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
     (11) Write, purchase, or sell put or call options, except that it may write covered call options.
     (12) Invest more than 10% of its assets in foreign securities.

Growth Fund

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth Fund will not:

     (1) Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.
     (2)  Buy or sell commodities or commodity contracts.
     (3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts.
     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.
     (5) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 5% of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.
(6) Write, purchase, or sell puts, calls, or combinations thereof.
(7)  Purchase or sell securities on margin or sell short.
(8) Make loans to other persons, except that it may purchase bonds, debentures, or other debt securities, which are not publicly distributed in an amount not to exceed 5% of the value of its total assets. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, does not constitute the making of a loan.
(9)  Borrow money or issue debt securities.
(10) Invest more than 5% of its net assets in each of i) restricted securities and ii) bonds, debentures or other debt securities that are not publicly distributed.

     The following investment restrictions may be changed without shareholder approval. Growth Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     (2) Invest in a company for the purposes of exercising control or management.
     (3)  Buy or sell foreign exchange.
     (4) Invest in securities that would expose the Fund to liabilities exceeding the amount invested.
     (5)  Invest more than 10% of its assets in foreign securities.
     (6) Invest more than 15% of its net assets in illiquid securities.
     (7) Issue senior securities (as defined in the 1940 Act), except as set forth herein and in the prospectus.


Growth & Income Fund

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth &
Income Fund will not:

     (1) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobile Oil Credit Corp. and Texaco Financial Services, Inc.
     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
     (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.
     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or the collateral arrangements in connection with permissible activities.
     (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.
     (6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.
     (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold without payment of any additional consideration.
     (8) Make loans to other persons, except (i) the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) it may purchase debt securities through private placements (restricted securities) in accordance with its investment objectives and policies.
     (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
     (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     The following investment restrictions may be changed without shareholder approval. Growth & Income Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.
     (2) Invest in a company for the purpose of exercising control or management.
     (3) Invest more than 15% of its net assets in illiquid securities.
     (4) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
     (5) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.
     (6) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

                     Management of the Funds

     Under Minnesota law, the Board of Directors of Fortis Advantage, Fortis Equity and Fortis Growth has overall responsibility for managing each company in good faith, in a manner reasonably believed to be in the best interests of such company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Advantage, Fortis Equity and Fortis Growth are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the
"Fund Complex").   The Fund Complex currently consists of one
closed-end and eight open-end investment companies.



Name and         Ag   Position    Principal Occupations During
Address           e   with the            Past 5 Years
                       Funds
Richard W.       68   Director   Certified public accountant
Cutting                          and financial consultant.
137 Chapin
Parkway
Buffalo, New
York
Allen R.         59   Director   Chairman and Chief Executive
Freedman *                       Officer of Fortis, Inc.; a
One Chase                        Managing Director of Fortis
Manhattan Plaza                  International, N.V.; director
New York, New                    of Systems and Computer
York                             Technology Corporation.
Dr. Robert M.    59   Director   President, Cranbrook Education
Gavin       380                  Community; prior to July 1996,
Lone Pine Road                   President, Macalester College,
Bloomfield,                      St. Paul, MN.
Michigan

Jean L. King     55   Director   President, Communi-King, a
12 Evergreen                     communications consulting
Lane                             firm, St. Paul, MN.
St. Paul,
Minnesota

Dean C.          47  President   Chief Executive Officer and a
Kopperud*               and      Director of Advisers;
500 Bielenberg        Director   President and a Director of
Drive Woodbury,                  Investors; President of Fortis
Minnesota                        Financial Group; a Director of
                                 Fortis Benefits Insurance
                                 Company and Senior Vice
                                 President of Fortis Insurance
                                 Company.
Robb L. Prince   58   Director   Financial and employee benefit
5108 Duggan                      consultant; prior to July
Plaza    Edina,                  1995, Vice President and
Minnesota                        Treasurer, Jostens, Inc., a
                                 producer of products and
                                 services for youth, education,
                                 sports award, and recognition
                                 markets; director of Analysts
                                 International Corporation.
Leonard J.       63   Director   Principal, Griggs & Santow,
Santow                           Inc., economic and financial
75 Wall Street                   consultants
21st Floor
New York, New
York
Noel Schenker    45   Director   Marketing consultant; prior to
Shadko  1908 W.                  1996, Senior Vice President,
49th Street                      Marketing and Strategic
Minneapolis,                     Planning, Rollerblade, Inc.
Minnesota

Joseph M.        57   Director   Investment consultant and
Wikler                           private investor; prior to
12520 Davan                      1994, Director of Research,
Drive                            Chief Investment Officer,
Silver Spring,                   Principal and a Director, The
Maryland                         Rothschild Co., and investment
                                 adviser, Baltimore, MD.
Gary N. Yalen    57     Vice     President and Chief Investment
One Chase            President   Officer of Advisers (since
Manhattan Plaza                  1995) and Senior Vice
New York, New                    President, Investments, of
York                             Fortis, Inc.; prior to 1996,
                                 President and Chief Investment
                                 Officer, Fortis Asset
                                 Management, a former division
                                 of Fortis, Inc.
Howard G.        62     Vice     Executive Vice President and
Hudson               President   Head of Fixed Income
One Chase                        Investments of Advisers since
Manhattan Plaza                  1995; prior to 1996, Senior
New York, New                    Vice President, Fixed Income,
York                             Fortis Asset Management.
Lucinda S.       52     Vice     Executive Vice President and
Mezey                President   Head of Equity Investments of
One Chase                        Advisers since October 1997;
Manhattan Plaza                  from 1995 to October 1997,
New York, New                    Chief Investment Officer, Alex
York                             Brown Capital Advisory and
                                 Trust Co., Baltimore, MD;
                                 prior to 1995, Senior Vice
                                 President and Head of Equity
                                 Investments, PNC Bank,
                                 Philadelphia, PA.
James S. Byrd    48     Vice     Executive Vice President of
90 South 7th         President   Advisers since 1995; prior to
Street                           1995, Vice President of
Minneapolis,                     Advisers and of Investors.
Minnesota
Nicholas L.M.    33     Vice     Vice President of Advisers
de Peyster  One      President   since 1995; prior to 1995,
Chase Manhattan                  Vice President, Equities,
Plaza                            Fortis Asset Management.
New York, New
York
Diane M. Gotham  41     Vice     Vice President of Advisers
90 South 7th         President   since 1998; from 1994 to 1998,
Street                           securities analyst for
Minneapolis,                     Advisers.
Minnesota
Laura E.         38     Vice     Vice President of Advisers
Granger              President   since 1998; from 1993-1998,
One Chase                        portfolio manager, General
Manhattan Plaza                  Motors Investment Management,
New York, New                    New York, NY.
York
Maroun M. Hayek  51     Vice     Vice President of Advisers
One Chase            President   since 1995; prior to 1996,
Manhattan Plaza                  Vice President, Fixed Income,
New York, New                    Fortis Asset Management.
York
Robert C.        43     Vice     Vice President of Advisers
Lindberg             President   since 1993.
One Chase
Manhattan Plaza
New York, New
York
Charles L.       57     Vice     Vice President of Advisers;
Mehlhouse            President   prior to March 1996, portfolio
One Chase                        manager, Marshall & Ilsley
Manhattan Plaza                  Bank Corporation, Milwaukee,
New York, New                    WI.
York
Kevin J.         48     Vice     Vice President of Advisers
Michels              President   since 1995; prior to 1996,
One Chase                        Vice President,
Manhattan Plaza                  Administration, Fortis Asset
New York, New                    Management.
York
Christopher J.   36     Vice     Vice President of Advisers
Pagano    One        President   since 1996; prior to March
Chase Manhattan                  1996, government strategist,
Plaza                            Merrill Lynch, New York, NY.
New York, New
York
Kendall C.       43     Vice     Vice President of Advisers
Peterson             President   since August 1999; prior to
One Chase                        August 1999, Vice President
Manhattan Plaza                  and portfolio manager at
New York, New                    Prudential Insurance Company
York                             of America, Newark, NJ.
Stephen M.       56     Vice     Vice President of Advisers
Rickert              President   since 1995; from 1994 to 1996,
One Chase                        Corporate Bond Analyst, Fortis
Manhattan Plaza                  Asset Management.
New York, New
York
Michael J.       48     Vice     Vice President of Advisers
Romanowski  One      President   since 1998; from October 1995
Chase Manhattan                  to March 1998, portfolio
Plaza                            manager, Value Line, New York,
New York, New                    NY; prior to October 1995,
York                             securities analyst, Conning &
                                 Co., Hartford, CT.
Christopher J.   39     Vice     Vice President of Advisers
Woods     One        President   since 1995; prior to 1996 Vice
Chase Manhattan                  President, Fixed Income,
Plaza                            Fortis Asset Management.
New York, New
York
Robert W.        50     Vice     Vice President/Securities
Beltz, Jr.           President   Operations of Advisers and of
500 Bielenberg                   Investors.
Drive
Woodbury,
Minnesota
Peggy L.         42     Vice     Senior Vice President,
Ettestad             President   Operations of Advisers since
500 Bielenberg                   March 1997; prior to March
Drive                            1997, Vice President, G.E.
Woodbury,                        Capital Fleet Services,
Minnesota                        Minneapolis, MN.
Tamara L.        41     Vice     Vice President of Advisers and
Fagely               President   of Investors since 1998; prior
500 Bielenberg          and      to 1998, Second Vice President
Drive                Treasurer   of Advisers and Investors.
Woodbury,
Minnesota
Dickson W.       50     Vice     Senior Vice President,
Lewis                President   Marketing and Sales of
500 Bielenberg                   Advisers and of Investors
Drive                            since July 1997; from 1993 to
Woodbury,                        July 1997, President and Chief
Minnesota                        Executive Officer,
                                 Hedstrom/Blessing, Inc.,
                                 Minneapolis, MN.
David A.         57     Vice     Vice President and Assistant
Peterson             President   General Counsel, Fortis
500 Bielenberg                   Benefits Insurance Company.
Drive
Woodbury,
Minnesota
Scott R.         40     Vice     Vice President, Associate
Plummer              President   General Counsel and Assistant
500 Bielenberg                   Secretary of Advisers.
Drive
Woodbury,
Minnesota
Rhonda J.        41     Vice     Since January 1996, Senior
Schwartz             President   Vice President and General
500 Bielenberg                   Counsel of Advisers, Vice
Drive                            President and General Counsel,
Woodbury,                        Life and Investment Products
Minnesota                        of Fortis Insurance Company
                                 and Senior Vice President and
                                 General Counsel of Fortis
                                 Benefits Insurance Company,
                                 FFG Division; from 1994 to
                                 January 1996, Vice President,
                                 General Counsel and Secretary
                                 of Fortis, Inc.
Melinda S.       46     Vice     Senior Vice President and
Urion                President   Chief Financial Officer of
500 Bielenberg                   Advisers since 1997; from 1995
Drive                            to 1997, Senior Vice President
Woodbury,                        of Finance and Chief Financial
Minnesota                        Officer, American Express
                                 Financial Corporation; prior
                                 to March 1995, corporate
                                 controller, American Express
                                 Financial Corporation and
                                 prior to 1994, controller and
                                 treasurer, IDS Life Insurance
                                 Company, Minneapolis, MN.
Michael J.       54  Secretary   Partner, Dorsey & Whitney LLP,
Radmer                           the Company's General Counsel.
220 South Sixth
Street
Minneapolis,
Minnesota


  * Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.


  Each director who is not affiliated with Advisers or Investors receives a monthly fee ($200 per month from each of Value Fund,
Growth & Income Fund and Capital Fund; $350 per month from Growth
Fund and $200 per month from each of Asset Allocation Portfolio and Capital Appreciation Portfolio), $100 per meeting attended from each Fund, and $100 per committee meeting attended from each
Fund (and reimbursement of travel expenses to attend meetings).
Each such director also receives a monthly fee, a meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a director.  The following table sets forth the aggregate compensation received by each director from Fortis
Advantage, Fortis Equity and Fortis Growth during the fiscal year ended August 31, 1999, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1998. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the
Funds.
                 Aggregate      Aggregate       Aggregate    Total
                compensation   compensation    compensation  compensatio
Director            from           from            from      n
                   Fortis     Fortis Equity   Fortis Growth  from
                 Advantage                                   Fund
                                                             Complex*
Richard W.         $3,050         $2,700          $4,600       $31,200
Cutting
Dr. Robert M.      $3,050         $2,700          $4,600       $31,200
Gavin
Benjamin S.        $3,050         $2,700          $4,600       $22,200
Jaffray**
Jean L. King       $2,850         $2,500          $4,400       $31,200
Edward M.          $3,050         $2,700          $4,600       $31,200
Mahoney**
Robb L.            $3,050         $2,700          $4,600       $31,200
Prince
Leonard J.         $2,928         $2,578          $4,478       $30,300
Santow
Noel Schenker      $3,050         $2,700          $4,600       $22,200
Shadko
Joseph M.          $3,050         $2,700          $4,600       $31,300
Wikler
___________________________________
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.
** Messrs. Jaffray and Mahoney retired from the Board of Directors effective January 1, 2000.

     During the fiscal year ended August 31, 1999, the Funds paid legal fees and expenses as set forth below to a law firm of which the Funds' Secretary is a partner.

               Asset Allocation Portfolio         $   9,362
               Value Fund                    $   1,986
               Growth & Income Fund               $   1,837
               Capital Fund                  $ 28,000
               Growth Fund                   $ 43,861
               Capital Appreciation Portfolio          $   5,651

     Directors Gavin, Kopperud, Prince and Schenker Shadko are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares-Exemptions from the Sales Charge."

                 Principal Holders of Securities

     As of December 20, 1999, no person owned of record or, to a Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows: Asset Allocation Portfolio-Class C: KCB Services and Co., C/F Mary M. Wilson IRA, P.O. Box 4310, Frederick, MD 21705 (10%). Asset Allocation Portfolio-Class Z: First Trust, N.A., C/F for James R. Wettengel IRA, 2957 Granada Lane North, Oakdale, MN 55128. Value Fund-Class A: John Alden Life Ins. Co., c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY 10005 (7%); Fortis Insurance Company, c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY 10005 (5%); Fortis Benefits Ins. Co., c/o Fortis Inc., Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY 10005 (5%); Fortis Benefits Ins. Co., c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New
York, NY 10005 (5%).   Growth Fund-Class Z: Mitra & Co., 1000 N.
Water St., Milwaukee, WI 53202 (58%).

     As of December 20, 1999, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

             Investment Advisory and Other Services

General

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter.
Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of October 31, 1999, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $7.1 billion.

Control and Management of  Advisers and Investors

     Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products